UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

EZFILL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40809	84-4260623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

67 NW 183rd Street, Miami, Florida 33169

(Address of principal executive offices, including Zip Code)

305 -791-1169

(Registrant’s telephone number, including area code)

2999 NE 191st Street, Ste 500, Aventura Florida 33180

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EZFL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement dated November 18, 2024:

On November 18, 2024, EzFill Holdings, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with Yoshi, Inc., a Delaware limited liability company involved in the business of mobile fueling and operations, related parts and tools and the provision of services related thereto (the “Seller”). Pursuant to the APA, subject to the terms and conditions thereof, the Company agreed to acquire certain assets of the Seller including certain equipment, contracts and other tangible personal property owned by the seller and used (or allocated for use) in its business, free and clear of any lien, pledge, security interest, mortgage, right of way, easement, encroachment, or right of first offer or first refusal (collectively, the “Assets”), other than certain excluded assets and certain liabilities as contained in the APA.

The total consideration to be paid by the Company is $2,000,000 subject to certain adjustments as laid out in the APA (the “Purchase Price”). The Purchase Price will be paid as follows: (i) $1,250,000 will be paid by the Company to the Seller on or before December 2, 2024; (ii) $500,000 through issuance by the Company to the Seller of shares of the Company’s Common Stock, to be issued based on the closing price of the Company’s Common Stock on the Nasdaq Capital Market on the last trading date prior to December 2, 2024 (the “Closing Date”); and (iii) the remaining $250,000 in the form of a promissory note to be provided by the Buyer, which promissory note shall be paid after six (6) months but within nine (9) months of the Closing Date.

The APA contains customary representations, warranties and covenants. The APA also contains customary indemnification provisions by each of Seller and the Company in favor of one another.

The information set forth above is qualified in its entirety by reference to the APA, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information contained in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Asset Purchase Agreement dated November 18, 2024 between EzFill Holdings, Inc. and Yoshi, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain schedules were omitted pursuant to Item 601 of Regulation S-K promulgated by the SEC. The Company agrees to supplementally furnish a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2024

EZFILL HOLDINGS, INC.

By:	/s/ Yehuda Levy
Name:	Yehuda Levy
Title:	Interim Chief Executive Officer